                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            WAYNE R. SANDERS
                                            -----------------------------------
                                            Wayne R. Sanders

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            JOHN F. BERGSTROM
                                            -----------------------------------
                                            John F. Bergstrom

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 1995.

                                            PASTORA SAN JUAN CAFFERTY
                                            ------------------------------------
                                            Pastora San Juan Cafferty

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1995.

                                            PAUL J. COLLINS
                                            -----------------------------------
                                            Paul J. Collins

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            WILLIAM O. FIFIELD
                                            -----------------------------------
                                            William O. Fifield

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 1995.

                                            CLAUDIO X. GONZALEZ
                                            -----------------------------------
                                            Claudio X. Gonzalez

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            JAMES G. GROSKLAUS
                                            -----------------------------------
                                            James G. Grosklaus

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            LOUIS E. LEVY
                                            -----------------------------------
                                            Louis E. Levy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 1995.

                                            FRANK A. MCPHERSON
                                            -----------------------------------
                                            Frank A. McPherson

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1995.

                                            LINDA JOHNSON RICE
                                            -----------------------------------
                                            Linda Johnson Rice

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of November, 1995.

                                            WOLFGANG R. SCHMITT
                                            -----------------------------------
                                            Wolfgang R. Schmitt

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and/or Officer of Kimberly-Clark Corporation, a Delaware corporation (the "Company"), does hereby constitute and appoint John W. Donehower, Randy J. Vest and O. George Everbach, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign on behalf of the undersigned a Registration Statement on Form S-4 under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the registration under the Securities Act of the shares of Common Stock, $1.25 par value, of the Company (the "Kimberly-Clark Common Stock") together with the Preferred Stock Purchase Rights associated therewith to be issued pursuant to: (a) the terms of the Agreement and Plan of Merger dated as of July 16, 1995 (the "Merger Agreement") among the Company, Rifle Merger Co., a Pennsylvania corporation and a wholly-owned subsidiary of the Company ("Sub"), and Scott Paper Company, a Pennsylvania corporation ("Scott"), which provides for the merger (the "Merger") of Sub with and into Scott, with Scott surviving as a wholly-owned subsidiary of the Company; (b) certain of the ancillary agreements referred to in the third recital clause of the Merger Agreement; (c) certain exchange agreements to be entered into as contemplated by Sections 5.8(b) and 5.8(c) of the Merger Agreement; and (d) the exercise of Substitute Options (as defined in the Merger Agreement), and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective, including amendments filed on Form S-8, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his substitute or their substitutes, lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of November, 1995.

                                            RANDALL L. TOBIAS
                                            -----------------------------------
                                            Randall L. Tobias